MERRILL LYNCH INVESTOR CHOICE ANNUITY (IRA SERIES)

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated October 3, 2017

to the

Prospectus dated May 1, 2017

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated October 3, 2017

to the

Prospectus dated May 1, 2015

The supplement dated February 8, 2017, contained a typographical error in the table of Subaccount and Portfolio names. “VP – Service Class” should be deleted from the Subaccount and Portfolio names. The following replaces the table which was included in the February 8, 2017 supplement.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced	J.P.Morgan Investment Management, Inc., and Aegon USA Investment Management, LLC

Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.

TA Asset Allocation – Conservative	Transamerica Asset Allocation – Conservative	J.P.Morgan Investment Management, Inc.

Investment Objective: Seeks current income and preservation of capital

TA Asset Allocation – Moderate	Transamerica Asset Allocation – Moderate	J.P.Morgan Investment Management, Inc.

Investment Objective: Seeks capital appreciation and current income.

TA Asset Allocation – Moderate Growth	Transamerica Asset Allocation – Moderate Growth	J.P.Morgan Investment Management, Inc.

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice Annuity (IRA Series) dated May 1, 2017 and May 1, 2015, respectively